Exhibit 10.39

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO.2 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No.2 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below (“Amendment Effective Date”) by and between HAPS Mobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”) to amend the Design and Development Agreement (Step2) (the “DDA”) made as of December 27, 2017, and amended by Amendment No.1 as of March 30, 2018, between HAPSMobile and AV..

Background

The Parties wished to raise a change of schedule for [***] on Attachment H to the DDA (the “Change”) following the Change Control procedures set forth in Article 2.4 and 3.4 of, and Attachment G to the DDA and agreed to classify the Change as Class II Change and no cost impacting Control. Therefore, to formalize and reflect the Changes, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.    Table entry line number 2 and 3 (not counting the header line) of Section 2. ”Document Deliverables” of Attachment A (DELIVERABLES) to the DDA is hereby amended as follows:

Update Component Engineering	Technical Data Package	2.2	[***]	[***]
Fab & Test First Wing Panel	Technical Data Package. Recorded measurement data aerodynamic test data.	2.2.3.1	[***]	[***]

2.    Section 2  [***] Mile Stone Date of Attachment H  (PROJECT MILESTONE) to the DDA is hereby amended as follows:

[***]	[***]	[***]

3.    All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA and the amendment No.1 to DDA. Hereby the Parties expressly confirm that no change applies to the Incurred Cost forth in ATTACHMENT F  despite of the Change. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA or the amendment No.1. This Amendment may only be modified or amended by a written document executed by the parties hereto.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of

HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Yoshihito Shimazaki	By:	/s/ Jon B Self

Name: Yoshihito Shimazaki		Name: Jon B Self

Title: Board of Director		Title:VP HAPS Programs

Date:Jun 26, 2018		Date:7/3/2018

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.